CAPITOL SERIES TRUST

POWER OF ATTORNEY

The undersigned member of the Board of Trustees of Capitol Series Trust (the “Trust”), a business trust organized under the laws of the State of Ohio, hereby constitutes and appoints Matthew J. Miller, President of the Trust, Jay S. Fitton, Secretary of the Trust, and Tiffany R. Franklin, Assistant Secretary of the Trust, and each of them singly, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements applicable to Capitol Series Trust and amendments thereto under the provisions of the Securities Act of 1933, as amended and/or the Investment Company Act, as amended, including without limitation a Registration Statement on Form N-1A, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby declares that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original and the validity and effect of this instrument shall be governed by, and the terms of this instrument shall be construed in accordance with, the law of the State of Ohio.

IN WITNESS WHEREOF, this 6th day of December, 2013.

December 6, 2013	/s/ R. Jeffrey Young
R. Jeffrey Young, Chairman

CAPITOL SERIES TRUST

POWER OF ATTORNEY

The undersigned member of the Board of Trustees of Capitol Series Trust (the “Trust”), a business trust organized under the laws of the State of Ohio, hereby constitutes and appoints Matthew J. Miller, President of the Trust, Jay S. Fitton, Secretary of the Trust, and Tiffany R. Franklin, Assistant Secretary of the Trust, and each of them singly, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, any and all Registration Statements applicable to Capitol Series Trust and amendments thereto under the provisions of the Securities Act of 1933, as amended and/or the Investment Company Act, as amended, including without limitation a Registration Statement on Form N-1A, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby declares that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original and the validity and effect of this instrument shall be governed by, and the terms of this instrument shall be construed in accordance with, the law of the State of Ohio.

IN WITNESS WHEREOF, this 6th day of December, 2013.

December 6, 2013	/s/ Walter B. Grimm
Walter B. Grimm, Trustee

CAPITOL SERIES TRUST

POWER OF ATTORNEY

The undersigned member of the Board of Trustees of Capitol Series Trust (the “Trust”), a business trust organized under the laws of the State of Ohio, hereby constitutes and appoints Matthew J. Miller, President of the Trust, Jay S. Fitton, Secretary of the Trust, and Tiffany R. Franklin, Assistant Secretary of the Trust, and each of them singly, as her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, any and all Registration Statements applicable to Capitol Series Trust and amendments thereto under the provisions of the Securities Act of 1933, as amended and/or the Investment Company Act, as amended, including without limitation a Registration Statement on Form N-1A, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby declares that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original and the validity and effect of this instrument shall be governed by, and the terms of this instrument shall be construed in accordance with, the law of the State of Ohio.

IN WITNESS WHEREOF, this 6th day of December, 2013.

December 6, 2013	/s/ Mary Madick Morrow
Mary Madick Morrow, Trustee